Filed pursuant to Rule 497(e)

File Nos. 33-36525 and 811-6161

ALLIANZ FUNDS

Supplement dated February 3, 2014

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

The fourth paragraph in the section captioned “Disclosure of Portfolio Holdings” is hereby deleted and replaced with the following:

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Asset Management of America L.P., its subsidiaries and advisory affiliates who provide services to the Funds, including to personnel of the Investment Managers involved in the management of affiliated funds-of-funds, Section 529 plan portfolios and any institutional account that invests in affiliated funds . In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Please retain this Supplement for future reference.